SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 17, 2004

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.  Other Events

The Company issued a press release on May 17, 2004, naming William W. Douglas as Controller, Principal Accounting Officer effective in July, 2004, succeeding Rick L. Engum who will assume the post of vice president of finance for the Company's North American Group.

Item 7.  Financial Statements and Exhibits

            (c)    Exhibits

Exhibit 99	Press Release issued May 17, 2004 -- Coca-Cola Enterprises Inc. names William W. Douglas Controller, Principal Accounting Officer effective July 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: May 17, 2004	By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX

99	Press Release issued May 17, 2004 -- Coca-Cola Enterprises Inc. names William W. Douglas Controller, Principal Accounting Officer effective July 2004.